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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 23, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)

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        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188

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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)




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tem 5.       Other Events

     On February 23, 1999, U S WEST, Inc. issued a press release entitled "U S WEST Commits $300 Million in Added Spending to Improve Customer Experience and Meet the Competition -- 1999 Earnings Growth now Targeted at Low Double Digits; Capital Expenditures to Grow by $200 Million". The press release is attached hereto as Exhibit 99.


Item 7.       Financial Statements and Exhibits

              (c) Exhibits

              Exhibit 99 - Press Release issued February 23, 1999




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U S WEST, Inc.
                                    (Formerly "USW-C, Inc.")


                               By:  /s/ Thomas O. McGimpsey
                                    -------------------------------------------
                                    Thomas O. McGimpsey
                                    Assistant Secretary

Dated:        February 23, 1999